INDEPENDENT AUDITORS' CONSENT



To the Stockholders of
Am Build, Inc.
Toronto, Ontario Canada


        We consent to the incorporation by reference in this Registration Statement of Am Build, Inc. on Form 10-SB/A of our report dated
October 23, 2003 of Am Build, Inc. for the years ended August 31, 2003 and August 31, 2002 and for the periods from date of inception (June
25, 2002) to August 31, 2002 and August 31, 2003, and to the reference to us under the heading "Experts."





/s/ Rotenberg & Co., LLP


Rotenberg & Co., LLP
Rochester, New York
November 18, 2003